UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 29, 2026

INGLES MARKETS, INCORPORATED
(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2913 U.S. Hwy. 70 West, Black Mountain, North Carolina	28711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(828) 669-2941

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.05 par value per share	IMKTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2026, the board of directors (the “Board”) of Ingles Markets, Incorporated, a North Carolina corporation (the “Company”), adopted the Company’s Third Amended and Restated Bylaws (the “Third A&R Bylaws”), which amended and restated in their entirety the Company’s Second Amended and Restated By-Laws to: (i) amend Article Five, Section 5.3(A) to provide that special meetings of the Board may be called by four, rather than two, directors; and (ii) amend Article Eleven, Section 11.3(C) to align a director’s inspection rights with the North Carolina Business Corporation Act and make clear the procedure for resolving a disagreement regarding a director’s entitlement to inspection of particular records. The Third A&R Bylaws became effective upon adoption by the Board on April 29, 2026.

The foregoing description of the Third A&R Bylaws is only a summary and is qualified in its entirety by the full text of the Third A&R Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2026 Annual Meeting of Shareholders was held Thursday, April 30, 2026 (the “Annual Meeting”). Set forth below are the proposals voted on by the Company’s shareholders at the Annual Meeting and the results of such votes:

1.	Elect eight members of the Board of Directors by holders of Class A Common Stock and Class B Common Stock, as applicable, to serve until the 2027 Annual Meeting of Shareholders:

Name	Common Stock	Votes For	Votes Withheld	Broker Non-Votes
Dwight Jacobs	Class A	10,226,605	2,422,207	0
Rebekah Lowe	Class A	3,406,721	9,239,970	0
Rory Held	Class A	9,014,729	3,634,207	0
Fred D. Ayers	Class B*	44,270,750	1,970	0
Robert P. Ingle, II	Class B*	44,270,750	1,970	0
Patricia E. Jackson	Class B*	44,270,750	1,970	0
James W. Lanning	Class B*	44,270,750	1,970	0
Laura Ingle Sharp	Class B*	44,270,750	1,970	0
Brenda S. Tudor	Class B*	44,270,750	1,970	0

2.	Consider and vote on a non-binding approval of the Company’s compensation for named executive officers as disclosed in the Company’s Proxy Statement for the Annual Meeting:

Class A & B *
For	51,861,483
Against	5,001,102
Abstain/Withheld	76,100
Broker Non-Votes	0

No other matters were considered or voted upon at the Annual Meeting.

* Holders of Class A Common Stock have one vote per share, and the holders of Class B Common Stock have ten votes per share.

Item 9.01         Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of Ingles Markets, Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED
(Registrant)

Date: May 5, 2026
	By:	/s/ Patricia E. Jackson
Patricia E. Jackson
Chief Financial Officer